UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2004

XTO ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10662	75-2347769
(Commission File Number)	(IRS Employer Identification No.)

810 Houston, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 870-2800

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 16, 2004, the Company’s stockholders approved the XTO Energy Inc. 2004 Stock Incentive Plan (“2004 Plan”) at a Special Meeting of Stockholders. The 2004 Plan is intended to replace the Company’s 1998 Stock Incentive Plan (“1998 Plan”). No additional options or other awards will be granted under the 1998 Plan. Under the 2004 Plan, the Company can grant stock options, stock appreciation rights (“SARs”), stock units, stock awards, bonus shares, dividend equivalents and other stock-based awards. All employees, including all executive officers of the Company, and non-employee directors and advisory directors are eligible to participate in the 2004 Plan. The Compensation Committee of the Board of Directors intends to focus awards under the 2004 Plan on management and other key employees.

An aggregate of 18,000,000 shares of common stock are available for awards under the 2004 Plan, of which a total of 9,000,000 may be granted in connection with full-value awards, meaning awards other than options, SARs that are settled in cash, and other awards for which the participant pays at least the fair market value for the shares subject thereto. The maximum number of shares of common stock with respect to which options and SARs settled in cash may be made under the 2004 Plan to any individual during any calendar year is 2,500,000. The maximum number of shares of common stock with respect to which full-value awards may be made under the plan to any individual participant during any calendar year is 500,000. A participant may not accrue dividend equivalents during any calendar year in excess of the amount of dividends actually declared with respect to 2,500,000 shares. The maximum aggregate number of shares of common stock with respect to which awards may be made to individual non-employee directors or advisory directors during any calendar year is 15,000.

The 2004 Plan is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	XTO Energy Inc. 2004 Stock Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement dated October 15, 2004 for the Special Meeting of Stockholders held on November 16, 2004)

10.2	Form of Nonqualified Stock Option Agreement for Employees under the XTO Energy Inc. 2004 Stock Incentive Plan

10.3	Form of Stock Award Agreement for Employees under the XTO Energy Inc. 2004 Stock Incentive Plan

10.4	Form of Nonqualified Stock Option Agreement for Non-Employee Directors under the XTO Energy Inc. 2004 Stock Incentive Plan

10.5	Form of Stock Award Agreement for Non-Employee Directors under the XTO Energy Inc. 2004 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: November 22, 2004	By:	/s/ BENNIE G. KNIFFEN
Bennie G. Kniffen
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number and Description

10.1	XTO Energy Inc. 2004 Stock Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement dated October 15, 2004 for the Special Meeting of Stockholders held on November 16, 2004)

10.2	Form of Nonqualified Stock Option Agreement for Employees under the XTO Energy Inc. 2004 Stock Incentive Plan

10.3	Form of Stock Award Agreement for Employees under the XTO Energy Inc. 2004 Stock Incentive Plan

10.4	Form of Nonqualified Stock Option Agreement for Non-Employee Directors under the XTO Energy Inc. 2004 Stock Incentive Plan

10.5	Form of Stock Award Agreement for Non-Employee Directors under the XTO Energy Inc. 2004 Stock Incentive Plan